 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 5, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Amended Credit Agreements
On February 5, 2015, Brixmor Operating Partnership LP (the “Borrower”), an indirect subsidiary of Brixmor Property Group Inc., entered into Amendment No. 1 to Revolving Credit and Term Loan Agreement (“Amendment No. 1 to Revolving Credit and Term Loan Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto which amends the Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 (the “Revolver”).
Additionally, on February 5, 2015, the Borrower entered into Amendment No. 1 to Term Loan Agreement (“Amendment No. 1 to Term Loan Agreement” and together with Amendment No. 1 to Revolving Credit and Term Loan Agreement, the “Credit Agreement Amendments”) with JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto which amends the Term Loan Agreement, dated as of March 18, 2014 (the “Term Loan”).
Amendment No. 1 to Revolving Credit and Term Loan Agreement amends the Revolver and Amendment No.1 to Term Loan Agreement amends the Term Loan to, among other things, (i) release and discharge BPG Subsidiary Inc., the limited partner of the Borrower, and Brixmor OP GP LLC, a wholly-owned subsidiary of BPG Subsidiary Inc. and the sole general partner of the Borrower (together, the “Parent Guarantors”), from their respective obligations under the guarantees entered into by the Parent Guarantors under the Revolver and the Term Loan (the “Parent Guarantees”) and (ii) terminate the Parent Guarantees.
The foregoing description of the Credit Agreement Amendments is a summary only and is qualified by reference to Amendment No. 1 to Revolving Credit and Term Loan Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein, and Amendment No. 1 to Term Loan Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On February 9, 2015, Brixmor Property Group Inc. issued a press release announcing its financial results and Supplemental Disclosure pertaining to its operations for the fourth quarter and year ended December 31, 2014. The press release is furnished as Exhibit 99.1 to this Report and the Supplemental Disclosure is furnished as Exhibit 99.2 to this Report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

10.1
Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of February 5, 2015, among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

10.2
Amendment No. 1 to Term Loan Agreement, dated as of February 5, 2015, among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

99.1	Press release issued February 9, 2015.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the fourth quarter and year ended December 31, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

By:	Brixmor OP GP LLC, its general partner

By:	BPG Subsidiary Inc., its sole member

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: February 9, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1
Amendment No. 1 to Revolving Credit and Term Loan Agreement, dated as of February 5, 2015, among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

10.2
Amendment No. 1 to Term Loan Agreement, dated as of February 5, 2015, among Brixmor Operating Partnership LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

99.1	Press release issued February 9, 2015.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the fourth quarter and year ended December 31, 2014.